Capital Management (Summary of EBITDA, Adjusted EBITDA and Adjusted Finance Costs) (Detail) - USD ($) $ in Millions	12 Months Ended
	Dec. 31, 2023	Dec. 31, 2022
Disclosure of objectives, policies and processes for managing capital [abstract]
Adjusted finance costs	$ 826	$ 563
Finance costs	793	563
Unwinding of discount on asset retirement obligations	33	29
Borrowing costs capitalized to property, plant and equipment	(71)	(37)
Interest expense (income), net defined benefit liability (asset)	$ 5	$ 8